UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: July 18, 2005
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
      (Issuer in Respect of the CMALT (CitiMortgage Alternative Loan Trust)
                 REMIC Pass-Through Certificates, Series 2005-A1)
  ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-109722                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                  63368
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its CitiMortgage Alternative Loan Trust ("CMALT") REMIC Pass- Through Certificates, Series 2005-A1. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the CMALT Series 2005-A1 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the CMALT Series 2005-A1 REMIC Pass-Through Certificates.

     On July 27, 2005, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2005) as of July 1, 2005 of $277,944,559.70. The mortgage loans that have original maturities of at least 20 but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2005) as of July 1, 2005 of $235,017,829.20. The mortgage loans that have original maturities of at least 10 but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2005) as of July 1, 2005 of $42,926,730.50. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans and the pool II mortgage loans as of July 1, 2005 were 939 and 223, respectively. The weighted average interest rates of the pool I mortgage loans and the pool II mortgage loans (before deduction of the servicing fee) as of July 1, 2005 were 6.148% and 5.593%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of July 1, 2005 were
353.28 months and 174.97 months, respectively. All mortgage loans have original maturities of at least 10 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to December 1, 2003, and March 1, 2004, respectively, or after July 1, 2005 and June 1, 2005, respectively. The weighted average original terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of July 1, 2005 were
357.35 months and 179.35 months, respectively.

     None of the pool I mortgage loans have a scheduled maturity later than July 1, 2035. None of the pool II mortgage loans have a scheduled maturity later than July 1, 2020. Each pool I mortgage loan and pool II mortgage loan had an original principal balance of not less than $12,800 and $29,500, respectively, nor more than $1,200,000.00 and $999,950.00, respectively. Pool I mortgage loans and pool II mortgage loans having aggregate scheduled principal balances of $11,431,865.32 and $731,140.68, respectively, as of July 1, 2005, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans or pool II mortgage loans had loan-to-value ratios in excess of 95%. All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. The weighted average loan-to-value ratios at origination of the pool I mortgage loans and the pool II mortgage loans as of July 1, 2005 were 66.8% and 57.2%, respectively. No more than $1,723,458.93 and $1,342,406.88, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties located in any one zip code. 78.96%(2) and 71.87%, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, or as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     16.96% and 10.43%, respectively, of the pool I mortgage loans and pools II mortgage loans, will be mortgage loans originated using ALT-A Full doc underwriting guidelines. 82.95% and 89.57%, respectively, of the pool I mortgage loans and pools II mortgage loans, will be mortgage loans originated using ALT-A Stated Income underwriting guidelines. 68.87% and 84.76%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.500%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $21,765,633.23 and $213,252,195.97, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.491% and 6.215%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 341.20 months and 354.51 months, respectively.

     Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 5.000%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $2,273,235.81 and $40,653,494.69, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 4.931% and 5.630%, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 164.63 months and 175.55 months, respectively.

      The following tables set forth information regarding the mortgage loans as of July 1, 2005.

                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                  1                         $     89,455

2004                                247                           58,208,922

2005                                691                          176,719,452


Total                               939                         $235,017,829
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2004                                 69                          $13,150,688

2005                                154                           29,776,043


Total                               223                          $42,926,731
                                    ===                          ===========

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     733                         $189,777,882

Multi-family Dwellings*              67                           16,251,603

Townhouses                           37                            6,852,923

Condominium Units (one to four       67                           14,597,548
 stories high)

Condominium Units (over four         15                            3,392,092
stories high)

Cooperative Units                    20                            4,145,781


Total                               939                         $235,017,829
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family, 3-family and 4-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     167                          $33,182,208

Multi-family Dwellings*              22                            3,802,059

Townhouses                           10                            1,809,648

Condominium Units (one to four       17                            2,422,886
stories)

Condominiums Units (over four         3                              983,446
stories

Cooperative Units                     4                              726,484


Total                               223                          $42,926,731
                                    ===                          ===========

-----------
*   Multi-family dwellings are 2-family, 3-family and 4-family.

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            872                         $218,766,225

2-family                             53                           12,143,726

3-family                              9                            2,547,941

4-family                              5                            1,559,937


Total                               939                         $235,017,829
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            201                          $39,124,672

2-family                             15                            2,436,085

3-family                              3                              723,517

4-family                              4                              642,457


Total                               223                          $42,926,731
                                    ===                          ===========

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999.99 and under               281                         $ 28,364,369

$150,000 through $199,999.99        165                           28,897,757

$200,000 through $249,999.99        128                           28,946,247

$250,000 through $299,999.99         87                           24,172,034

$300,000 through $349,999.99         67                           21,833,973

$350,000 through $399,999.99         70                           26,167,070

$400,000 through $449,999.99         36                           15,361,678

$450,000 through $499,999.99         43                           20,597,427

$500,000 through $549,999.99         17                            9,042,484

$550,000 through $599,999.99         13                            7,482,337

$600,000 through $649,999.99         12                            7,619,622

$650,000 through $699,999.99          6                            4,085,848

$700,000 through $749,999.99          1                              715,645

$750,000 through $799,999.99          2                            1,518,683

$800,000 through $849,999.99          3                            2,478,308

$850,000 through $899,999.99          2                            1,760,857

$900,000 through $949,999.99          2                            1,845,815

$950,000 through $999,999.99          3                            2,936,952

$1,000,000 and over                   1                            1,190,723



Total                               939                         $235,017,829
                                    ===                         ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999.99 and under               108                          $ 9,748,440

$150,000 through $199,999.99         35                            6,165,918

$200,000 through $249,999.99         22                            4,919,516

$250,000 through $299,999.99         24                            6,706,915

$300,000 through $349,999.99          8                            2,563,017

$350,000 through $399,999.99          7                            2,616,596

$400,000 through $449,999.99          7                            3,020,733

$450,000 through $499,999.99          3                            1,445,655

$500,000 through $549,999.99          4                            2,105,196

$550,000 through $599,999.99          0                                    0

$600,000 through $649,999.99          3                            1,897,034

$650,000 through $949,999.99          1                              767,522

$950,000 and over                     1                              970,188


Total                               223                          $42,926,731
                                    ===                          ===========

               DISTRIBUTION OF POOL I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.750% to 5.000%                      3                         $  1,004,418

5.001% to 5.500%                     39                            9,116,380

5.501% to 6.000%                    395                          101,050,209

6.001% to 6.500%                    357                           89,793,109

6.501% to 7.000%                    122                           27,213,175

7.001% to 7.500%                     23                            6,840,538


Total                               939                         $235,017,829
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.750% to 5.000%                      7                          $ 1,390,297

5.001% to 5.500%                     97                           21,238,868

5.501% to 6.000%                    100                           16,860,280

6.001% to 6.500%                     14                            3,190,880

6.501% to 7.000%                      5                              246,406


Total                               223                          $42,926,731
                                    ===                          ===========

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                   367                         $ 91,114,013

65.001% - 75.000%                   269                           72,325,322

75.001% - 80.000%                   234                           60,146,629

80.001% - 85.000%                    11                            2,295,892

85.001% - 90.000%                    43                            6,993,083

90.001% - 95.000%                    15                            2,142,890


Total                               939                         $235,017,829
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                   141                          $26,869,442

65.001% - 75.000%                    46                            9,991,305

75.001% - 80.000%                    31                            5,334,844

80.001% - 85.000%                     0                                    0

85.001% - 90.000%                     4                              701,173

90.001% - 95.000%                     1                               29,967


Total                               223                          $42,926,731
                                    ===                          ===========

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               3                         $    408,637
Arizona                              25                            4,032,800
Arkansas                              3                              266,869
California                          279                           94,786,405
Colorado                              8                            1,382,741
Connecticut                          16                            4,216,001
Delaware                              6                            1,020,630
District of Columbia                  3                              753,714
Florida                              89                           17,145,786
Georgia                              19                            3,545,415
Hawaii                                2                              657,054
Idaho                                 5                              867,033
Illinois                             48                           12,127,951
Indiana                               2                              452,105
Iowa                                  4                              433,129
Kansas                                9                            2,358,882
Kentucky                              7                            1,057,662
Louisiana                             4                              419,517
Maine                                 1                               97,206
Maryland                             39                            7,382,140
Massachusetts                        24                            5,490,463
Michigan                             10                            1,699,301
Minnesota                            11                            2,076,666
Mississippi                           4                              655,419
Missouri                             13                            3,065,223
Montana                               6                            1,602,959
Nebraska                              5                              505,726
Nevada                               14                            2,912,694
New Hampshire                         5                              947,229
New Jersey                           34                            8,785,289
New Mexico                            3                              662,574
New York                             79                           22,345,177
North Carolina                       11                            1,884,842
North Dakota                          3                              190,119
Ohio                                  8                            1,064,228
Oklahoma                              5                              494,076
Oregon                               14                            2,722,024
Pennsylvania                         24                            4,414,275
Rhode Island                          6                            1,328,406
South Carolina                        8                            2,222,884
South Dakota                          6                              703,001
Tennessee                             8                            1,490,940
Texas                                28                            5,503,991
Utah                                  8                            2,005,876
Virginia                             16                            4,169,023
Washington                            8                            1,751,348
West Virginia                         2                              362,670
Wisconsin                             3                              472,700
Wyoming                               1                               77,029


Total                               939                         $235,017,829
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Arizona                               4                          $   610,740
California                           56                           13,892,184
Colorado                              3                              751,787
Connecticut                           2                              586,801
Delaware                              1                               83,149
District of Columbia                  2                              342,443
Florida                              10                            1,974,063
Georgia                               9                              796,933
Hawaii                                2                              595,254
Illinois                              9                            1,574,843
Indiana                               1                               38,294
Iowa                                  2                              256,252
Louisiana                             2                              491,177
Maine                                 2                              279,102
Maryland                             10                            1,203,806
Massachusetts                         5                            1,638,518
Michigan                              7                              682,169
Minnesota                             1                               67,243
Mississippi                           1                               56,990
Missouri                              2                              128,481
Montana                               1                              194,123
Nevada                                3                              266,243
New Jersey                           11                            2,693,586
New Mexico                            1                               48,917
New York                             28                            6,592,436
North Carolina                        8                            1,026,707
Ohio                                  5                              817,556
Oklahoma                              3                              203,129
Oregon                                3                              459,834
Pennsylvania                          6                              998,918
Rhode Island                          3                              826,252
South Carolina                        2                              362,045
Tennessee                             4                              539,965
Texas                                 7                            1,002,382
Utah                                  4                              471,179
Virginia                              2                              174,652
Washington                            1                              198,577


Total                               223                          $42,926,731
                                    ===                          ===========

                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL I MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------    -------     ---------
620-649          0.17%       0.15%      0.13%      0.00%      0.00%      0.00%         0.45%
650-699          9.33%      10.19%      9.99%      0.38%      4.39%      0.15%        34.43%
700-749         12.24%       8.79%     10.79%      0.56%      2.17%      1.68%        36.23%
750-799         12.51%       7.45%      5.19%      0.13%      1.23%      0.58%        27.08%
800 and above    0.81%       0.48%      0.52%      0.00%      0.00%      0.00%         1.81%

Total           35.05%      27.05%     26.62%      1.07%      7.79%      2.42%       100.00%
                ======      ======     ======      =====      =====      =====       =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL II MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------    -------     ---------
620-649          0.00%       0.00%      0.93%      0.00%      0.00%      0.00%         0.93%
650-699         17.40%       8.97%      2.40%      0.00%      0.48%      0.00%        29.25%
700-749         19.34%       9.02%      6.84%      0.00%      0.00%      0.00%        35.19%
750-799         24.99%       4.22%      2.26%      0.00%      1.15%      0.07%        32.69%
800 and above    0.87%       1.06%      0.00%      0.00%      0.00%      0.00%         1.93%

Total           62.59%      23.28%     12.43%      0.00%      1.63%      0.07%       100.00%
                ======      ======     ======      =====      =====      =====       =======

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By:
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: July 18, 2005